Supplemental Information
For the Period Ending 3-31-03

Forward Looking Statement

This document contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as "anticipate", "expect", "estimate", "intend", "plan", "goal", "believe" or other words of similar meaning. All forward-looking statements, by their nature, are subject to risks and uncertainties. The Company's actual future results may differ materially from those set forth in the Company's forward-looking statements. In particular, discussions regarding (a) the size and number of commercial buildings and residential units; (b) development timetables, development approvals and the ability to obtain approvals; (c) anticipated price ranges of developments; (d) the number of units that can be supported upon full build-out; (e) absorption rates; and (f) expected gain on land sales are forward-looking statements. For further information about forward-looking statements, the reader should consult the disclosures contained in the periodic reports filed by the Company with the Securities and Exchange Commission and in the Company's other written materials.

Supplemental Information - St. Joe Commercial

For the Period Ending 3-31-03

the ST JOE company

St. Joe Commercial
Land Positions Held for Investment
March 31, 2003
($ in thousands)

	Market	Net Acres [a]	Entitled Sq. Ft. [b]	Original Cost
Southeast				
Glenlake	Atlanta, GA	9.8	700,000	
Parkstone Plaza	Chantilly, VA	19.1	240,000	
Oak Park at Westchase	Houston, TX	34.2	884,000	
		63.1	1,824,000	
Northeast Florida				
Golfway Center	St. Augustine, FL	13.9	167,500	
Southbank (Currington)	Jacksonville, FL	0.3	-	
		14.2	167,500	
Central Florida				
Millenia Park	Orlando, FL	21.7	592,000	
South Florida				
Beacon Square at Boca	Boca Raton, FL	14.0	264,000	
Total		**113.1**	**2,847,500**	**$ 44,000**

St. Joe Commercial
Projects Under Development
March 31, 2003

	Market	Ownership %		Net Rentable Square Feet	Leased %	Construction Completion Date	Stabilization Date
Northwest Florida							
Bechrich Office Two	Panama City Beach, FL	100%		35,000	0%	3Q/03	3Q/04
Southwood Village	Tallahassee, FL	0%	(a)	62,000	71%	3Q/03	1Q/04
WaterColor Crossings	Walton County, FL	0%	(a)	43,200	67%	4Q/03	2Q/04
Total				140,200			

(a) Project presold; represents a third party project.

St. Joe Commercial
Portfolio of Operating Properties
March 31, 2003
($ in thousands)

	Market	Ownership %	# of Buildings	Net Rentable Sq. Ft.	Leased Percentage
Investment Property Portfolio					
Prestige Place	Clearwater, FL	100%	2	143,000	83%
Harbourside	Clearwater, FL	100%	1	146,000	93%
Lakeview	Tampa, FL	100%	1	125,000	77%
Palm Court	Tampa, FL	100%	1	62,000	67%
Westside Corporate Center	Plantation, FL	100%	1	100,000	84%
280 Interstate North	Atlanta, GA	100%	1	126,000	67%
Southhall Center	Orlando, FL	100%	1	155,000	88%
1133 20th Street, NW	Washington DC	100%	1	119,000	100%
1750 K Street	Washington DC	100%	1	152,000	94%
Millenia Park One	Orlando, FL	100%	1	158,000	50%
Beckrich Office One	Panama City Beach, FL	100%	1	34,000	88%
5660 New Northside	Atlanta, GA	100%	1	275,000	96%
			13	**1,595,000**	**84%**
Development Property Portfolio					
TNT Logistics	Jacksonville, FL	100%	1	99,000	75%
245 Riverside	Jacksonville, FL	100%	1	135,000	37%
Southwood Office One	Tallahassee, FL	100%	1	88,000	50%
Alliance Bank Building	Orlando, FL	50%	1	71,000	69%
355 Alhambra	Coral Gables, FL	45%	1	224,000	65%
Deerfield Commons I	Atlanta, GA	40%	1	122,000	76%
Westchase Corporate Center	Houston, TX	93%	1	184,000	92%
			7	**923,000**	**68%**
Total			**20**	**2,518,000**	**78%**

St. Joe Commercial
Portfolio of Operating Properties -
Leasing Expirations
March 31, 2003

	Market	Ownership %	Net Rentable Sq. Ft	Leased Percentage	Lease Expirations 2003	2004	2005	2006	2007	2008 and Thereafter
Investment Property Portfolio										
Prestige Place	Clearwater, FL	100%	143,000	83%	24,000	31,000	11,000	17,000	4,000	32,000
Harbourside	Clearwater, FL	100%	146,000	93%	9,000	38,000	16,000	8,000	21,000	44,000
Lakeview	Tampa, FL	100%	125,000	77%	1,000	7,000	16,000	3,000	8,000	62,000
Palm Court	Tampa, FL	100%	62,000	67%	6,000	-	-	23,000	2,000	10,000
Westside Corporate Center	Plantation, FL	100%	100,000	84%	11,000	10,000	29,000	22,000	6,000	6,000
280 Interstate North	Atlanta, GA	100%	126,000	67%	-	14,000	51,000	11,000	-	9,000
Southhall Center	Orlando, FL	100%	155,000	88%	68,000	41,000	17,000	3,000	7,000	1,000
1133 20th Street, NW	Washington DC	100%	119,000	100%	-	5,000	8,000	89,000	15,000	2,000
1750 K Street	Washington DC	100%	152,000	94%	20,000	-	-	3,000	6,000	114,000
Millenia Park One	Orlando, FL	100%	158,000	50%	-	-	37,000	10,000	16,000	15,000
Beckrich Office One	Panama City Beach, FL	100%	34,000	88%	-	-	-	-	25,000	5,000
5660 New Northside	Atlanta, GA	100%	275,000	96%	77,000	5,000	120,000	4,000	10,000	48,000
			1,595,000	84%	216,000	151,000	305,000	193,000	120,000	348,000
Development Property Portfolio										
TNT Logistics	Jacksonville, FL	100%	99,000	75%	-	-	-	-	-	74,000
245 Riverside	Jacksonville, FL	100%	135,000	37%	-	-	-	-	-	49,000
Southwood Office One	Tallahassee, FL	100%	88,000	50%	-	-	-	-	-	44,000
Alliance Bank Building	Orlando, FL	50%	71,000	69%	29,000	3,000	8,000	9,000	-	-
355 Alhambra	Coral Gables, FL	45%	224,000	65%	-	-	-	55,000	40,000	51,000
Deerfield Commons I	Atlanta, GA	50%	122,000	76%	-	-	23,000	20,000	-	49,000
Westchase Corporate Center	Houston, TX	93%	184,000	92%	1,000	-	85,000	37,000	38,000	9,000
			923,000	68%	30,000	3,000	116,000	121,000	78,000	276,000
Total			2,518,000	78%	246,000	154,000	421,000	314,000	198,000	624,000
					13%	8%	22%	16%	10%	32%

Supplemental Information - Residential
For the Period Ending 3-31-03

the ST JOE company

St. Joe/Arvida
Description of Communities
As of March 31, 2003

	Walton County				Bay County				
	WaterColor	WaterSound Beach	WaterSound, Next Phase	Camp Creek Golf Club	Summerwood	East Lake Powell	Hammocks	Bay County Lot Program	Palmetto Trace
Year Sales Begin	2000	2001	2004	2003	1998	2005	2000	2000	2001
Year of Completion	2001/2008	2006	2011	2003	2002	2008	2007	2016	2009
Acres in Community	499	256	1,440	1,028	78	181	149	225	198
Total Planned Units			DRI	Estimated		Entitled		Estimated	
Arvida Built	821	200	Submitted	50	152	for up to	354	0	523
Retail Lots/Outside Builder	319	299	for	0	67	950	109	229	0
Total	1,140	499	1,020	50	219	units	463	229	523
Sales As Of March 31, 2003									
Arvida Built	129	59	0	0	152	0	105	0	100
Retail Lots/Outside Builder	307	116	0	0	67	0	62	26	0
Total	436	175	0	0	219	0	167	26	100
Remaining To Be Sold									
Arvida Built	198	141		50	0		249	0	423
Retail Lots/Outside Builder	506	183	TBD	0	0	TBD	47	203	0
Total	704	324		50	0		296	203	423
Contracts On Hand (unclosed)									
Arvida Built	19	59	0	0	0	0	20	0	43
Retail Lots/Outside Builder	5	0	0	0	0	0	6	0	0
Total	24	59	0	0	0	0	26	0	43
Arvida-Built House Pricing (in Thousands)	$400 - $1,000+	$500 - $1,000+	$325 - $520+	TBD	$120 - $175	$175 - $400+	$100 - $130+		$105 - $200+
Lot Pricing (in Thousands)	$150 - $1,000+	$200 - $1000+	$85 - $265+			$100 - $200+	$30 - $35	$30 - $35	
Amenities	Resort Beach Club Boat House Tennis Facility Parks Pedestrian Trails	Resort Beach Club Tennis Facility Bed & Breakfast Parks Pedestrian Trails	Golf Tennis facility Aquatic facilities Parks Beach access Pedestrian Trails	18 Holes of Golf Clubhouse	Pool	18 Holes of Golf Clubhouse Beach access Lake Amenity	Tot lots Bike Paths	None	Pool

St. Joe/Arvida
Description of Communities
As of March 31, 2003

	Gulf County			Capital Region		Jacksonville			
	WindMark Beach, Ph I	WindMark Beach, Future Phases	Mexico Beach	SouthWood	SummerCamp	James Island	St. John's G. & C.C.	RiverTown	Hampton Park
Year Sales Begin	2001	2005	TBD	2000	2004	1999	2001	2000	2001
Year of Completion	2003	2015	TBD	After 2010	2012	2003	2007	2015	2004
Acres in Community	80	1,500	Phase I 160	3,770	784	194	820	4,200	150
Total Planned Units		DRI			Estimated			DRI	
Arvida Built	1	Submitted		4,250	250	365	504	submitted	158
Retail Lots/Outside Builder	109	for	TBD	Estimated	248	0	295	for 4,500	0
Total	110	1,662			498	365	799	units	158
Sales As Of March 31, 2003									
Arvida Built	0	0	0	289	0	339	276	0	77
Retail Lots/Outside Builder	93	0	0	151	0	0	90	23	0
Total	93	0	0	440	0	339	366	23	77
Remaining To Be Sold									
Arvida Built	1				250	26	228		81
Retail Lots/Outside Builder	16	TBD	TBD	TBD	248	0	205	TBD	0
Total	17				498	26	433		81
Contracts On Hand (unclosed)									
Arvida Built	0	0	0	116	0	33	32	0	32
Retail Lots/Outside Builder	0	0	0	15	0	0	0	0	0
Total	0	0	0	131	0	33	32	0	32
Arvida-Built House Pricing (in Thousands)	$250	$315 - $550+	TBD	$115 - $400+	$310 - $795+	$220 - $400+	$210 - $400+	$125 - $325+	$235 - $400+
Lot Pricing (in Thousands)	$30 - $200+	$120 - $700+	TBD	$40 - $150+	$100 - $800+		$30 - $90+	$55 - $400+	
Amenities	Beach club Community dock	18 holes of golf Pedestrian trails Beach club Community dock Tennis facility	TBD	18 holes of golf Pedestrian trails Aquatic facility Tennis facility Clubhouse (AA) Beach access	Beach club Pedestrian trails	Tennis facility Pool Sports fields Tot lot	18 holes of golf Clubhouse Aquatic facility Sports fields Tot lots	18 holes of golf Village Center Pedestrian Trails Swim & Tennis Facility Riverfront Park	Pool Tot lot

St. Joe/Arvida
Description of Communities
As of March 31, 2003

	——Central Florida——		——Mid-Atlantic Operations——
	Victoria Park	Celebration	Including Saussy Burbank
Year Sales Begin	2001	2003	1999
Year of Completion	After 2012	2005	Ongoing
Acres in Community	1,859	180	N/A
Total Planned Units		Estimated	
Arvida Built	Over	572	
Retail Lots/Outside Builder	4,000	44	N/A
Total	Per DRI	616	
Sales As Of March 31, 2003			
Arvida Built	183	0	144
Retail Lots/Outside Builder	22	0	14
Total	205	0	158
Remaining To Be Sold			
Arvida Built		572	
Retail Lots/Outside Builder	TBD	44	N/A
Total		616	
Contracts On Hand (unclosed)			
Arvida Built	55	0	170
Retail Lots/Outside Builder	2	0	0
Total	57	0	170
Arvida-Built House Pricing (in Thousands)	$140 - $250	$225-$370	$110 - $930
Lot Pricing (in Thousands)	$45 - $80	$30-125	
Amenities	18 holes of golf Golf Clubhouse Clubhouse (AA) Aquatic facility Sports fields Village Center	Clubhouse Swimming Pool Pedestrian trails	Varies By Community